Exhibit 10.1

AMENDMENT NO. 3 TO

MARKETING AND DISTRIBUTION AGREEMENT

BETWEEN

VITAL IMAGES, INC.

AND

TOSHIBA MEDICAL SYSTEMS CORPORATION

THIS AMENDMENT NO. 3 TO MARKETING AND DISTRIBUTION AGREEMENT (the “Amendment”), is made and entered into this 30th day of March, 2005 by and between Vital Images, Inc., a Minnesota corporation having its principal place of business at 5850 Opus Parkway, Suite 300, Minnetonka, Minnesota 55343 USA (“Vital Images”) and Toshiba Medical Systems Corporation, having its place of business at 1385, Shimoishigami, Otawara-Shi, Tochigi 324-8550, Japan (“Toshiba”).

RECITALS:

WHEREAS, Vital Images and Toshiba Corporation, acting through its Medical Systems Company, previously executed that certain Marketing and Distribution Agreement (the “Agreement”) dated January 21, 2002, and effective October 1, 2001; and

WHEREAS, Vital Images and Toshiba Corporation previously executed that certain Amendment No. 1 to Marketing and Distribution Agreement (the “First Amendment”) dated January 9, 2003, and effective October 1, 2002; and

WHEREAS, Vital Images and Toshiba previously executed that certain Amendment No. 2 to Marketing and Distribution Agreement (the “Second Amendment”) dated December 12, 2003, and effective October 1, 2003; and

WHEREAS, Section 14 of the Second Amendment provides that the term of the Agreement would expire on December 31, 2004; and

WHEREAS, Vital Images and Toshiba now desire to extend the term of the Agreement to December 31, 2006 and retroactively amend certain terms of the Agreement effective as of January 1, 2005, as set forth below.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                     Section 2.1 of the Agreement is hereby amended adding new subsections (a) and (b), such new subsections to read as follows:

(a)                                  Notwithstanding the foregoing, Toshiba shall have the exclusive right to distribute and resell the SurePlaque option solely to Toshiba customers for a period of eighteen (18) months after the SurePlaque option has been integrated into Vitrea®2 pursuant to Section 3A.1 hereof and made available for commercial distribution. During such 18-month period, Vital Images may not, directly or indirectly, distribute or resell the SurePlaque option to any person.  For purposes of this subsection (a), a “Toshiba customer” is a customer who has purchased or is in the process of purchasing an Aquilion CT scanner from Toshiba.  Further, Toshiba shall have the exclusive right to distribute and resell the SurePlaque, stent visualization and the myocardial perfusion options to the “VitalCardia” package solely to Toshiba customers for a period of eighteen (18) months after such options have been integrated into the “VitalCardia” package pursuant to Section 3A.1 hereof and made available for commercial distribution.

(b)                                 Notwithstanding the foregoing, Toshiba shall not have the right to distribute or otherwise sell the

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ViTAL Connect option in the U.S. market except in connection with the sale of a “VitalCardia” package (as defined in Exhibit E hereto). However, Vital Images agrees to work with Toshiba to consummate a transaction in a case where a customer is considering the purchase of a Toshiba CT equipment in combination with a Vital Images workstation, regardless of whether such purchase involves a VitalCardia Package.  If Vital images has submitted a proposal for sale of Vital Images workstation before Toshiba’s involvement in an account, Vital Images will not withhold the sale of such workstation to Toshiba if Toshiba later elects to participate in such sale.

2.                                                              The Agreement is hereby amended by adding new Article 3A, such new Article 3A to read as follows:

ARTICLE 3A:  GENERAL OBLIGATIONS OF VITAL IMAGES

3A.1                       Development and Integration.  Vital Images will use its best efforts to integrate Toshiba’s SurePlaque option into Vitrea® 2.  In addition, once Toshiba has made its stent visualization software and its myocardial perfusion software available to Vital Images, Vital Images will use its best efforts to integrate such options into the “VitalCardia” package.

3A.2                       Market Awareness.  Vital Images will use its best efforts to promote awareness of the Products for use in the radiology and cardiology market through tradeshows and other marketing venues.  At a minimum, Vital Images will attend the trade shows set forth in Exhibit G to this Agreement.  If Vital Images will have a separate booth in any trade show in which TAMS also participates, Vital Images will be required to provide such workstations and qualified personnel for the TAMS booth in addition to its own. Furthermore, Vital Images will exercise its best efforts to have its booth located adjacent to TAMS’ booth where both participate.  Vital Images will also advise TAMS of any trade shows in which Vital Images participates so as to provide TAMS the opportunity to send personnel to Vital Images’ booth to promote the TAMS equipment, if TAMS will not have a separate booth in such trade shows.  Any exhibits prepared by Vital Images for its trade shows must show the Vital Images products working in conjunction with Toshiba’s images from Toshiba’s Aquilion CT equipment.

3A.3                       Software for Training Purposes.  Vital Images will provide, at no charge, thirty (30) temporary licenses for Vitrea®2, including any Vitrea®2 Options, solely for use by TAMS CT applications specialists for training purposes.  Toshiba hereby acknowledges and agrees that in no event shall such licenses be sold to any party, nor used in any clinical setting or for clinical purposes.  In addition, Vital Images will send software updates automatically to TAMS, which updates will be provided free of charge.

3A.4                       Demonstration License.  Vital Images will provide to TMSE eight (8) royalty free software licenses, in total at any time, for the latest version of Vitrea®2, including any Vitrea®2 Options but excluding any third party software, solely for demonstration purposes, subject to the Terms and Conditions for the End User Agreement. Six (6) of these licenses shall be used in six (6) regions of TMSE and the remaining two (2) licenses will be provided to new luminary sites.  In addition, Vital Images will send software updates automatically to TMSE, which updates will be provided free of charge.

3A.5                       Support.  During the term of this Agreement, Vital Images agrees to maintain an adequate number of trained sales, applications and service support personnel sufficient at a minimum to support the products commitment stated in Exhibit E to this Agreement.

3A.6                       CT Specialist Training. During the first six months of the term of this Agreement, as amended, Vital agrees to train a minimum of four (4) TAMS CT applications specialists on the use of Vitrea®2.

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3.                     Section 8.1(a) of the Agreement is hereby amended by deleting said Section 8.1(a) and replacing it with the following:

(a)           Limited Warranty.  Vital Images warrants to Toshiba and the Dealer Associates for twelve (12) months from installation or sixteen (16) months from the delivery date, whichever expires first (the “Warranty Period”), that the Products, when properly installed and operated, will substantially perform the functions described in the functional specifications for the Products, as contained in the applicable written documentation for the Products, and that such Product shall be upgraded or updated to its latest version with the assurance of downward compatibility. Vital Images shall have no obligation under this provision if (a) the Products have not been properly installed, used or maintained, whether in accordance with Vital Images’ then-applicable operating manuals; or (b) the Products have been modified in any manner or are used or combined with other computer software programs, hardware not validated by Vital Images and without the prior written consent of Vital Images; or (c) the Products have been distributed to a customer with any warranties or representations, oral or written, made by Toshiba or any third party beyond those expressly set forth herein.

4.                     Section 17.7 of the Agreement is hereby amended by adding the following sentence at the end of said Section 17.7: “The parties hereby exclude application of the 1980 United Nations Convention on Contracts for the International Sale of Goods.”

5.                     Exhibit A to the Agreement, setting forth the Products, is hereby amended and restated as set forth on attached Exhibit A to this Amendment.

6.                     Exhibit E to the Agreement, setting forth Product Prices and Product Commitments, is hereby amended and restated as set forth on attached Exhibit E to this Amendment.  Exhibit E to this Amendment shall be in effect for orders placed through December 31, 2005.  Vital Images and Toshiba hereby agree to use their best efforts to determine Products Prices and Product Commitments which go into effect on January 1, 2006 by not later than December 31, 2005.   In the event Vital Images and Toshiba do not reach an agreement regarding new Products Prices and Product Commitments by January 1, 2006, the Products Prices and product commitments set forth in Exhibit E to this Amendment (but not including third party products) shall remain as the Products Prices and the product commitments for the year 2006; provided, however, that the parties will continue to diligently and in good faith negotiate the new prices and commitments for 2006. Once the parties have reached agreement on new prices and commitments for 2006, if such prices are lower than those for 2005, Toshiba will be given a credit equal to the difference between the prices paid by Toshiba for Products purchased during 2006 up until the effective date of the revised prices, and the revised prices agreed between the parties for 2006. Said credit can be used by Toshiba towards future Product purchases. If the prices for 2006 are higher than those for 2005, Toshiba agrees to pay the difference for products purchased prior to the effective date of the new prices in 2006, no later than 30 days from such effective date.

7.                     Exhibit F to the Agreement, setting forth Product Commitments, is hereby deleted.

8.                     Notwithstanding Section 14.1 of the Agreement, setting forth the Term of the Agreement, this Amendment No. 3 shall extend the Term of the Agreement until December 31, 2006; provided, however, that Sections 2.1(a) and 3A.1 shall survive termination or expiration of the Agreement.

9.                     This Amendment shall take effect retroactively as of January 1, 2005.

10.                   Except as amended hereby, the Agreement, as amended by the First Amendment and the Second Amendment, shall remain in full force and effect in accordance with its original terms.  The amended portions of the Agreement shall be read, wherever reasonable to do so, to be consistent with the portions not so amended; provided that the amended portions shall be deemed to control and any conflict shall be resolved in favor of such amended portions.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective the day and year first above written.

VITAL IMAGES, INC.		TOSHIBA MEDICAL SYSTEMS
CORPORATION

By:

/s/ Jay D. Miller

By:

/s/ Toshihiro Rifu

Name:	Jay D. Miller	Name:	Toshihiro Rifu

Title:	President & CEO	Title:	General Manager, CT Systems Division

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VITAL IMAGES, INC. AND TOSHIBA MEDICAL SYSTEMS CORPORATION

MARKETING AND DISTRIBUTION AGREEMENT

EXHIBIT A

PRODUCTS

Vitrea ® 2

VScore™

VScore with EKG Gate™

VScore with AutoGate™

3D Angiography Option

CT Colonography Option

Automated Vessel Measurements Option

CT Perfusion Option

CT Cardiac Option

Cardiac Functional Analysis Option

Peripheral Vessel Probe Option

Soft Read Option

Nodule Probe Option (Lung Option)

Fusion 7D Option™

ImageChecker LN 1000 Option™

SurePlaque Option™

VitalConnect™

VITAL IMAGES, INC. AND TOSHIBA MEDICAL SYSTEMS CORPORATION

MARKETING AND DISTRIBUTION AGREEMENT

EXHIBIT E

PRODUCT PRICE LIST AND PRODUCT COMMITMENTS

(EFFECTIVE FROM JANUARY 1, 2005)

License	Platform Configuration Required	Pricing(1)	Pricing(1)	Commitment (6)	Pricing (2)	Pricing(2) (5)	Commitment (5)(6)
		U.S.(2004)	U.S.(2005)		Non- U.S.(2004)	Non- U.S.(2005)
Vitrea® 2	Windows Platform	*	*	*	*	*	*
VScore™ option	Windows Platform	*	*	*	*	*	*
VScore with EKG Gate™ option	Windows Platform	*	*	*	*	*	*
VScore with AutoGate™ option	Windows Platform	*	*	*	*	*	*
3D Angiography Option	Windows Platform	*	*	*	*	*	*
CT Perfusion Option	Windows Platform	*	*	*	*	*	*
CT Colonography Option	Windows Platform	*	*	*	*	*	*
Automated Vessel Measurements Option	Windows Platform	*	*	*	*	*	*
CT Cardiac Option	Windows Platform	*	*	*	*	*	*
Cardiac Functional Analysis Option	Windows Platform	*	*	*	*	*	*
Peripheral Vessel Probe Option	Windows Platform	*	*	*	*	*	*
Soft Read Option	Windows Platform	*	*	*	*	*	*
Nodule Probe Option (Lung Option)	Windows Platform	*	*	*	*	*	*
Fusion 7D Option™	Windows Platform	*	*	*	*	*	*
ImageChecker LN 1000 Option™	Windows Platform	*	*	*	*	*	*
VitalConnect Option™	Windows Platform	*	*	*	*	*	*
CT Cardiac Option with Peripheral Vessel Probe Option	Windows Platform	*	*	*	*	*	*
Floating License		*	*	*	*	*	*

(1)   Includes warranty pursuant to Section 8.1(a) of the Agreement, end user training, and, subject to Section 3.6 of the Agreement, the Second Level Installation.

(2)  Includes warranty pursuant to Section 8.1(a) of the Agreement, and, subject to Section 3.6 of the Agreement, the

Second Level Installation.

* Confidential Treatment Requested

(3)  When TAMS is able to perform installation in the United States, the pricing for each additional access point will decrease to * for each additional access point.

(4)  The charge for additional access points applies for each access point in excess of the one (1) access point covered by the base Vitrea ® 2 Software License.

(5)   Prices are subject to an additional *% discount for multi-license purchases by the same customer (the customer purchases more than one Vitrea ® 2 Software License; provided that any such additional licenses purchased by the same customer shall not apply towards satisfaction of the applicable Commitment.

(6)   Any purchases made by Toshiba and/or its Dealer Associates pursuant to Sections 3.2 and 3.3 of this Agreement shall not be credited against the Commitment.

SOFTWARE PACKAGE PRICING (EFFECTIVE FROM JANUARY 1, 2005)

Packages	Pricing
	U.S.	Non-U.S.
Radiology Package 1 • Vitrea ® 2 • CT Colonography Option • Automated Vessel Measurements Option • VScore™ option • Peripheral Vessel Probe Option	*	*
Radiology Package 2 • Vitrea ® 2 • CT Colonography Option • Automated Vessel Measurements Option • VScore™ option • Nodule Probe Option (Lung Option)	*	*
Radiology Package 3 • Vitrea ® 2 • CT Colonography Option • Automated Vessel Measurements Option • VScore™ option • CT Perfusion Option	*	*

Radiology Package 4

•     Vitrea  ® 2

•     CT Colonography Option

•     Automated Vessel Measurements Option

•     VScore™ option

•     Peripheral Vessel Probe Option

•     CT Cardiac Option

•     Cardiac Functional Analysis Option

	*	*

Cardiology Package (VitalCardia™) • Vitrea ® 2 • Automated Vessel Measurements Option • VScore™ option • Peripheral Vessel Probe Option • CT Cardiac Option • Cardiac Functional Analysis Option	*	*
Add-on of VitalConnect Option™ to Cardiology Package	*	*

* Confidential Treatment Requested

MAINTENANCE PRICING OPTIONS (EFFECTIVE FROM JANUARY 1, 2005)

	US (2004)	US (2005)	Non-US (2004)	Non-US (2005)
Vitrea® 2	*	*	*	*
VScore™ option	*	*	*	*
VScore with EKG Gate™ option	*	*	*	*
VScore with AutoGate™ option	*	*	*	*
3D Angiography Option	*	*	*	*
CT Perfusion option	*	*	*	*
CT Colonography – InnerView GI™ option	*	*	*	*
Automated Vessel Measurements options	*	*	*	*
CT Cardiac option (with CFA ‘05)	*	*	*	*
CT Cardiac option with CFA and Peripheral Vessel Prove option	*	*	*	*
Peripheral Vessel Probe option	*	*	*	*
Nodule Probe option (Lung Option)	*	*	*	*
Soft Read option	*	*	*	*
Fusion 7D Option ™	*	*	*	*
ImageChecker LN 1000 Option	*	*	*	*

ADDITIONAL MAINTENANCE PRICING OPTIONS (EFFECTIVE FROM JANUARY 1, 2005)

	US (2004)	US (2005)	Non-US (2004)	Non-US (2005)
Premium Maintenance Package (24x7, 4 hour on-site, proactive support and preventative maintenance)	*	*	*	*
530 Memory Upgrade	*	*	*	*
ATI Graphics Upgrade (Dell 530 and 650)	*	*	*	*
License Transfer Fee	*	*	*	*
Technology Refresh (from old hardware to new Toshiba provided hardware)	*	*	*	*

* Confidential Treatment Requested

VITAL IMAGES, INC. AND TOSHIBA CORPORATION

MARKETING AND DISTRIBUTION AGREEMENT

EXHIBIT F

(Intentionally deleted.)

VITAL IMAGES, INC. AND TOSHIBA CORPORATION

MARKETING AND DISTRIBUTION AGREEMENT

EXHIBIT G

VITAL IMAGES 2005 TRADE SHOW LIST

Event	Date	Location
CT Colon hands-on workshop	Jan 22-23	Rochester, MN
ISET	January 16-20	Miami, FL
VAIL	February 6-11	Vail, CO
Snowmass	Feb 20-25	Snowmass Village, CO
FUJI- Digital X-Ray and PACS	Feb 27 - March 2	Scottsdale, AZ
HIMSS	February 13-17	Dallas, TX
Harvard Medical School	March 14-15	San Diego, CA
Harvard Medical School	March 17-18	San Diego, CA
Charleston cardiac course	March 3-5	Charleston, NC
ACC	March 6-8	Orlando, FL
PACS	March 9-12	San Antonio, TX
U of MI CME	March 12	Dearborn, MI
SCBT/MR	March 20-25	Miami, FL
SIR	March 31 - Apr 5	New Orleans, LA
IAME	April 6-9	Las Vegas, NV
Interventional cardiology fellows course	April 13-16	Boston, MA
Dr. Judy Yee	April 15-16	San Fran, CA
(ESI) Magnetic Resonance Imaging 2005: National Symposium	April 18-20	Las Vegas, NV
JHU Course	April 19-20	Baltimore, MD
ESGAR	April 26-28	Brugge, Belgium
All that Jazz	April 26-29	New Orleans, LA
Cardiac CT	April 29-30	Milwaukee, WI
NASPE	May 4-7	New Orleans, LA
SCAI	May 4-7	Ponte Beach, CA
Section for Magnetic Resonance Technologies (SMRT)	May 6-8	Miami Beach, FL
ISMRM	May 7-13	South Beach, FL
American Roentgen Ray Society	May 15-18	New Orleans, LA
ARRS	May 15-20	New Orleans, LA
ASNR	May 21-27	Toronto, CAN
SCAR	June 2-5	Orlando, FL
7th Annual Symposium on MDCT (Stanford Face Off)	June 15-18	San Francisco, CA
MDCT	June 15-18	San Francisco, CA
SNM	June 18-21	Toronto, CAN

Event	Date	Location
Concepts of MR & CT Imaging (Kiawah)	June 20-24	South Carolina
Cardiovascular MR & CT (ACC)	June 25-28
Mass General Hospital	July 22-23	Boston, MA
U of Mich - Radiology in the Mountains	August 1-5	Vail, CO
AHRA	August 7-11	San Antonio, TX
AHRA 33rd Annual Meeting and Expo	August 7-11	San Antonio, TX
CMRS	August 11-14	Vail, CO
CMRS Annual Society Meeting (Clinical Magnetic Resonance Society)	August 11-14	Vail Cascade, CO
Int’l Society for Strategic Studies in Radiology (ISSSR)	August 25-27	Boston, MA
EMS	August 26-28	Ontario, Canada
3rd Annual Cardiovascular CT 2005: What You Need to Know	Sept. 8-10	Las Vegas, NV
10th Annual Spiral/Helical CT 2005: National Symposium	Sept. 29-Oct. 2	Lake Buena Vista, FL
NASCI	October 8-11	Amelia Island
American Society for Therapeutic Radiology & Oncology	October 16-20	Denver, CO
ACS Fall	Oct 16-20	San Francisco, CA
ASTRO	Oct 16-20	Colorado CC
Virtual Colonoscopy Symposium	October 17-18	Boston, MA
TCT	Oct 17-21	Washington DC
CIS	Oct 26-29	New Orleans, LA
2005 Practical Cardiac and Vascular MRA & CTA	Oct. 27-29	New Orleans, LA
Innovative Solutions for Cancer Care: Image Guided, Minimally Invasive Diagnosis and Treatment of Prostate Cancer	Oct. 27-29	Washington DC
Cardiac & Vascular MRA & CTA	Oct 27-29	New Orleans, LA
AHA	Nov 13-16	Dallas, TX
RSNA	Nov	Chicago, IL